Rule 497(e)
                                                               File Nos. 2-75503
                                                                   and 811-03364


                             Maxim Series Fund, Inc.

                        Supplement Dated December 4, 2003
                         To Prospectus Dated May 1, 2003

At a special meeting of shareholders held November 21, 2003, shareholders approved a plan for the liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of Maxim Series Fund, Inc.

The liquidation is expected to be finalized on December 19, 2003. Effective upon the close of the New York Stock Exchange on December 15, 2003 (previously December 5, 2003), shares of the Portfolios will no longer be offered for sale, except in connection with the reinvestment of dividends. Upon completion of the liquidation, the Portfolios will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the applicable Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.